BRIDGES INVESTMENT FUND, INC.

THIRD QUARTER

2001

CONTENTS OF REPORT

Pages 1 - 5	Shareholder Letter

Exhibit 1	Portfolio Transactions from July 1, 2001, through September 30, 2001

Exhibit 2	Quarter-to-Quarter Changes in Financial Data

Pages F1-F13	Unaudited Financial Statements for the
Nine Months Ended September 30, 2001

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

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BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer

Auditor

KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

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BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road, Suite 256

Omaha, Nebraska  68114

October 22, 2001

Dear Shareholder:

Introduction

The net asset value per share for our Fund was $27.55 on September 30, 2001. This price was down 18.5% from June 30, 2001, off 28.6% from December 31, 2000, and 35.7% below the one year ago level. These conclusions are based upon the net asset values reported for the financial periods referenced. They are unadjusted for dividend payments and one capital gains distribution.

The net assets of the Fund were $53,311,385 at September 30, 2001. The twelve months earlier quarter carried $76,910,823 in net assets. In broad terms, the first bear market for the 21st century has carried net assets back down to levels that prevailed two to three years ago.

Needless to say, the management of the Fund feels very disappointed about these trends. Consequently, this letter will be varied from our usual format to cover a number of subjects to provide you with perspectives about the past, the present, and the future. Ted Bridges, our President, was in New York attending a security research conference on September 11, 2001, and he witnessed the World Trade Center building collapse from outside his hotel. It was a profoundly moving and agonizing experience. He was unable to participate in the formation of my September 12, 2001 letter to you because he was driving back to Omaha.

This week Ted is in Washington, D.C. attending briefings on Capital One Financial, one of the Fund's star quality companies. We are continuing our regular research efforts to be highly knowledgeable about the businesses in which your assets are invested. This commitment by the investment manager has always been the critical success factor for portfolios under our care.

This letter will be the 149th time that I have written or contributed portions thereof to our quarterly/annual shareholder reports. I always look forward to the opportunity to report our results and to share information that is significant to your investment in our Fund. Today, historical perspectives seem important to me as a shareholder because my mind wonders: How does the September 30, 2001 Quarter rank in terms of bad experiences and what are the realistic expectations for a recovery?

The Past

Each shareholder report of our Fund carries an Exhibit 2 entitled "Historical Financial Information". Every quarter's net assets, shares outstanding, net asset value per share, dividend per share, and capital gains distribution per share were reported on Exhibit 2. After 1999, this quarter to quarter version of Exhibit 2 was shortened and modified to remove excess data. However, for this report, the original format for Exhibit 2 has been reinstated so that you may find the reference points for the comments about historical price movements.

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Shareholder Letter                                    2                                         October 22, 2001

Table 1 set forth below summarizes the major Fund declines for Net Asset Value per share for our Fund over its 38 year history:

Table 1 - History of Major Trend Declines for Bridges Investment Fund, Inc.

High Quarter	Low Quarter	Monthly Duration	High NAV	Low NAV	% Decline	- - - Worst Quarterly Loss - - - NAV % Period NAV % Period
12-31-65	09-30-66	9	$12.04	$10.11	16.0	$1.05	9.4	09-30-66
12-31-68	06-30-70	18	14.81	9.54	35.6	2.61	21.5	06-30-70
03-31-72	09-30-74	30	13.73	6.59	52.0	1.91	22.5	09-30-74
12-31-80	06-30-82	18	13.65	10.92	20.0	1.37	10.9	03-31-82
04-30-87	12-31-87	3	18.70	15.24*	19.5	3.46	19.5	12-31-87
03-31-00	09-30-01	18	46.99*	27.55p	41.4	6.27	18.5	09-30-01

*Capital Gains Distribution added back for payments made during the Quarter

p - preliminary conclusion

Although the September 30, 2001 quarter experienced the largest dollar per share drop, the Fund's price in terms of the percentage loss in net asset value per share against the prior quarter's ending price indicates that the results for the Third Period of 2001 were the fourth worst time for an investor to exercise patience. The market declines in June, 1970, September, 1974, and December, 1987 were considerably more painful experiences for our shareholders.

From a longer term perspective, it is too early to find that the Third Quarter of 2001 witnessed the end of the present price declines for common stocks, although the September 30, 2001 position seems to be on the statistical modal average for 18 months set by the 1970 and the1982 market declines. The top to bottom trend for 2000 - 2001 classifies our current stock price correction from the previous advance as second only to the 1972 - 1974 debacles. The 41.4% shrink in value over 18 months would seem to be sufficient under normal circumstances. Some analysis of what may constitute normal circumstances will be presented in our discussion of the present and the future.

Table 2 describes the major trend advances for the net asset value per share for our Fund over the last 38 years:

Table 2 - History of Major Trend Advances for Bridges Investment Fund, Inc.

Low Quarter	High Quarter	Monthly Duration	Low NAV	High NAV	% Advance	- - - - Best Quarterly Gain - - - - NAV % Period NAV % Period
07-01-63	12-31-65	30	$10.00	$12.04	20.4	$0.72	6.6	09-30-65
09-30-66	12-31-68	27	10.11	14.81	46.5	1.66	13.4	06-30-68
06-30-70	03-31-72	21	9.54	13.73	43.9	1.19	12.5	09-30-70
09-30-74	12-31-80	75	6.59	13.65	107.1	1.28	12.4	06-30-80
06-30-82	09-30-87	63	10.92	18.70	71.2	1.85	13.5	12-31-85
12-31-87	03-31-00	153	15.24*	46.99*	208.3	10.15	27.4	12-31-99

*Capital Gains Distribution added back for payments made during the Quarter

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Shareholder Letter                                               3                                         October 22, 2001

The price advance from the December, 1987 quarter to the March, 2000 quarter was the longest experience of the six cycle trends shown in Table 2, by lasting 153 months. The December, 1999 quarter achieved the greatest gain for any quarterly result by a factor of two over the other periods that showed significant price increases.

There are no central statistical tendencies in the Table 2 information that could truly guide a judgment or assessment for the usual recovery other than the likelihood that an advancing trend in the last quarter should produce a 12% - 13% improvement over the prior quarter. The best price gains in the recovery are spread throughout the cycle - - sometimes near the beginning, other times in the middle, and once near the end in 1999. The Table 2 information is clear that positive price trends followed prior declines at least six times in the last four decades.

Present

My letter to you dated September 12, 2001 adequately covered the implications and prospective near term developments in most respects, so I shall not repeat those thoughts here. However, there are additional insights one can gather from the six weeks following the main calamaties in New York and Washington that can be shared.

    The panic(s) sought by the terrorists did not take place in the United States, but there were related psychological consequences that will be felt adversely in the economy for an extended period of time.

    a. Grief and sympathy for others has caused people not to come to work, or persons have become distracted and inactive while physically present in the workplace.

    b. Internal reassessments about how to "live my life" will cause some segments of our population to defer purchases of goods and services of many different types.
    Some portion of the U.S. economy will perform as well or better than expected, while other sectors will suffer exponentially difficult operations that produce poor earnings, including some major surprises.
    There is likely to be a "waiting for the other shoe to drop" from the terrorism syndrome that will generate a certain level of economic paralysis.

Within the broad context of the economy and the related financial markets, more activities are acting correctly than are performing erratically. The air travel, hotel, car rental, aircraft and parts manufacturers have been hardest hit by changes in lower standard volumes for operations than were in effect prior to September 11, 2001.

Substantial discounting, particularly for automobile sales through 0% financing, will be pervasive in our U.S. economy for at least several quarters. Thus, reported net income will be lower than would have been the case prior to September 11, 2001. Investors in common stocks know this phenomenon, and, to a significant degree, many poor earnings reports will be ignored -- provided a realistic scenario exists for an eventual restoration of prior profits followed by a new growth trend in earnings.

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Shareholder Letter                                      4                                            October 22, 2001

Future

Management presented the Board of Directors a definitive forecast for the future of the Fund's common stock portfolio on a company-by-company basis at the regular October 16, 2001, quarterly meeting. The basis for these studies was briefly described in my September 12, 2001, letter to you. Our research was keyed to the development of "fair value" prices for two forecast periods: first, for 12-24 months from the Summer of 2001, known as the 2002 values, and second, for five years from the Summer of 2001, known as the 2006 values. These determinations were based on subjective analysis and quantitative models. Fair value for these studies was defined to mean the most probable and usual trading price for the subject common stock that would be likely to occur under a restoration of normal economic and financial circumstances for the first and second forecast periods.

Our projections for the Board would carry the fair market value of the Fund's portfolio for 2001 to $57 million from $44 million on October 15, 2001 -- a possible recovery gain of close to 30%. The 2006 estimate on a stockholding by stockholding basis should lift the total common stock market values close to $100,000,000. Such an improvement would substantially exceed our former high point for common stock values of around $67 million.

The Fund's common stock portfolio is focused around long-term capital growth. The most recent estimate for 2002 versus 2001 for a 16.7% increase is the typical company's earnings per share progress. This prospect follows an average loss of 14% for 2001 comparable to the 2000 per share growth rate over the last five years. We expect average progress of 20% per year for the next five years for our array of companies in the portfolio.

The most recent rate of return on common stockholders' equity for the Fund's companies averages to be 21.8%.

During our worst investment experience in the mid-1970's, the Firm created some benchmark characteristics that would provide confidence to purchase and hold common stocks in troubled market environments: (1) average annual earnings growth of 15% per year; (2) this target earned consistently in four out of five years for an 80% stability factor; and (3) the ability to earn the 15% growth rate to be confirmed by a 15% net after tax return on common stockholders' equity. The measurements referenced in the paragraph above equal or exceed the criteria adopted many years ago.

The Fund's portfolio benefited from excess positive returns in technology related common stocks in the late 1990's and in early 2000. Exposure to the general aura became one-fourth to one-third of the total common stocks held. An expansion in capital spending supported the growth in earnings per share. The customer franchises for these companies are outstanding in most instances, but the revenue stream from capital spending has plummeted to a surprising degree in an uncertain economic environment. Recovery for these stocks will have to await a renewal of product cycles and many strong demands from general business activity.

Dividend

On October 16, 2001, the Board of Directors declared a $.06 per share dividend on the shares of capital stock outstanding on the October 16, 2001, record date. This income distribution is payable on or about October 22, 2001. The dividend was generated from the net investment income earned during the July to September, 2001, quarter.

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Shareholder Letter                                           5                                       October 22, 2001

Questions or Comments

Please contact me with your needs to have questions answered or comments made to amplify upon the subjects raised in this letter or matters that are of special interest to you.

Sincerely,

Edson L. Bridges II, CFA

Chairman

ELBII:elc:kjs

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JULY 1, 2001, THROUGH SEPTEMBER 30, 2001

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

(1) Exxon Mobil Corporation	13,000	26,000
Goldman Sachs Group, Inc.	1,000	10,000
Omnicom Group, Inc.	5,000	5,000
(2) Zimmer Holdings, Inc.	800	800
Various Issues of Commercial Paper Notes Purchased during 3rd Quarter, 2001	93,939M	7,121M

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transacion $1,000 Par Value (M) or Shares

Juniper Networks	10,000	--
Providian Financial	10,000	--
Veritas Software Company	7,550	--
WorldCom, Inc. - MCI Group	1,000	--
Zimmer Holdings, Inc.	800	--
Various Issues of Commercial Paper Notes maturing during 3rd Quarter, 2001	93,069M	--

(1) Received 13,000 shares in a 2-for-1 stock split on July 19, 2001

(2) Received 800 shares from a 1-for-10 spin off from Bristol-Myers Squibb

Co. on August 13, 2001.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.

HISTORICAL FINANCIAL INFORMATION

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
09-30-63	109,764	10,900	10.07	-	-
12-31-63	159,187	15,510	10.13	.07	-
03-31-64	202,354	19,105	10.59	.07	-
06-30-64	253,932	23,438	10.83	.07	-
09-30-64	310,307	28,286	10.97	.07	-
12-31-64	369,149	33,643	10.97	.07	-
03-31-65	434,523	38,531	11.28	.075	.028
06-30-65	491,068	44,667	10.99	.07	-
09-30-65	558,913	47,710	11.71	.07	-
12-31-65	621,241	51,607	12.04	.07	-
03-31-66	661,711	55,652	11.89	.085	-
06-30-66	643,920	57,716	11.16	.07	-
09-30-66	592,628	58,610	10.11	.07	-
12-31-66	651,282	59,365	10.97	.07	-
03-31-67	728,115	60,181	12.10	.085	-
06-30-67	753,075	61,364	12.27	.07	-
09-30-67	823,967	62,810	13.12	.07	-
12-31-67	850,119	64,427	13.20	.07	-
03-31-68	812,416	65,607	12.38	.105	-
06-30-68	1,013,629	72,214	14.04	.07	-
09-30-68	1,046,852	72,633	14.41	.07	-
12-31-68	1,103,734	74,502	14.81	.07	-
03-31-69	1,083,278	77,393	14.00	.15	-
06-30-69	1,030,784	79,169	13.02	.07	-
09-30-69	1,063,290	83,291	12.77	.07	-
12-31-69	1,085,186	84,807	12.80	.07	-
03-31-70	1,061,534	87,349	12.15	.16	-
06-30-70	843,133	88,367	9.54	.07	-
09-30-70	959,114	89,417	10.73	.07	-
12-31-70	1,054,162	90,941	11.59	.07	-
03-31-71	1,168,919	91,819	12.73	.16	-
06-30-71	1,198,777	92,573	12.94	.07	-
09-30-71	1,200,753	92,723	12.95	.07	-
12-31-71	1,236,601	93,285	13.26	.07	-
03-31-72	1,285,684	93,661	13.73	.14	.08
06-30-72	1,228,951	93,834	13.10	.07	-
09-30-72	1,208,454	92,258	13.10	.07	-
12-31-72	1,272,570	93,673	13.59	.07	-
03-31-73	1,152,089	96,695	11.91	.13	.07
06-30-73	1,073,939	97,943	10.96	.07	-
09-30-73	1,131,789	99,353	11.39	.07	-
12-31-73	1,025,521	100,282	10.23	.07	-
03-31-74	988,697	101,763	9.72	.14	-
06-30-74	863,820	101,578	8.50	.07	-
09-30-74	667,051	101,292	6.59	.07	-
12-31-74	757,545	106,909	7.09	.07	-

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EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-75	909,125	106,162	8.56	.14	-
06-30-75	1,028,687	106,517	9.66	.07	-
09-30-75	954,187	107,651	8.86	.07	-
12-31-75	1,056,439	111,619	9.46	.07	-
03-31-76	1,230,953	115,167	10.69	.16	-
06-30-76	1,265,767	117,506	10.77	.07	-
09-30-76	1,313,363	121,229	10.83	.07	-
12-31-76	1,402,661	124,264	11.29	.08	-
03-31-77	1,335,592	126,714	10.54	.188	.062
06-30-77	1,456,451	134,575	10.82	.08	-
09-30-77	1,450,573	139,402	10.41	.08	-
12-31-77	1,505,147	145,252	10.36	.08	-
03-31-78	1,418,417	146,380	9.69	.211	.049
06-30-78	1,523,758	145,470	10.47	.09	-
09-30-78	1,672,364	150,729	11.10	.09	-
12-31-78	1,574,097	153,728	10.24	.09	-
03-31-79	1,724,695	162,627	10.61	.204	.051
06-30-79	1,773,427	163,640	10.84	.09	-
09-30-79	1,913,242	167,426	11.43	.09	-
12-31-79	1,872,059	165,806	11.29	.09	-
03-31-80	1,769,935	170,882	10.36	.25	.0525
06-30-80	1,974,288	169,675	11.64	.10	-
09-30-80	2,204,689	173,549	12.70	.10	-
12-31-80	2,416,997	177,025	13.65	.10	-
03-31-81	2,424,976	184,148	13.17	.29	.0868
06-30-81	2,356,007	186,307	12.65	.11	-
09-30-81	2,128,956	183,447	11.61	.11	-
12-31-81	2,315,441	185,009	12.52	.12	-
03-31-82	2,165,531	194,140	11.15	.39	.19123
06-30-82	2,074,816	190,067	10.92	.13	-
09-30-82	2,262,073	189,837	11.92	.13	-
12-31-82	2,593,411	195,469	13.27	.13	-
03-31-83	2,815,081	209,390	13.44	.40	.2500
06-30-83	3,030,744	212,068	14.29	.15	-
09-30-83	3,210,564	223,059	14.39	.15	-
12-31-83	3,345,988	229,238	14.60	.15	-
03-31-84	3,279,542	247,700	13.24	.32	.5000
06-30-84	3,322,155	262,695	12.65	.16	-
09-30-84	3,554,876	263,783	13.48	.16	-
12-31-84	3,727,899	278,241	13.40	.16	-
03-31-85	4,058,327	300,068	13.52	.22	.6800
06-30-85	4,351,707	305,496	14.24	.16	-
09-30-85	4,260,686	310,379	13.73	.16	-
12-31-85	4,962,325	318,589	15.58	.16	-
03-31-86	5,663,449	347,479	16.30	.208	.86227
06-30-86	6,174,120	365,531	16.89	.16	-
09-30-86	6,392,215	399,871	15.99	,16	-
12-31-86	6,701,786	407,265	16.46	.16	-

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EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-87	8,766,205	491,228	17.85	.196	.79447
06-30-87	9,214,305	509,569	18.08	.16	-
09-30-87	9,921,139	530,566	18.70	.16	-
12-31-87	7,876,275	525,238	15.00	.14	.24513
03-31-88	8,649,901	565,608	15.29	.16	-
06-30-88	9,027,829	574,563	15.71	.15	-
09-30-88	8,986,977	575,956	15.60	.16	-
12-31-88	8,592,807	610,504	14.07	.38	1.10967
03-31-89	9,103,009	618,331	14.72	-	-
06-30-89	9,531,124	614,861	15.50	.16	-
09-30-89	10,815,006	652,207	16.58	.16	-
12-31-89	10,895,182	682,321	15.97	.35	0.53769
03-31-90	11,000,740	695,558	15.82	-	-
06-30-90	11,521,748	696,414	16.54	.16	0.02646
09-30-90	10,534,037	706,268	14.92	.16	-
12-31-90	11,283,448	744,734	15.15	.35	0.40297
03-31-91	12,685,391	759,477	16.70	-	-
06-30-91	12,485,281	766,387	16.29	.16	-
09-30-91	13,225,379	780,213	16.95	.16	-
12-31-91	14,374,679	831,027	17.30	.34	0.29292
03-31-92	14,428,305	851,349	16.95	-	-
06-30-92	14,691,191	863,019	17.02	.15	-
09-30-92	15,940,013	910,936	17.50	.16	-
12-31-92	17,006,789	971,502	17.51	.325	0.15944
03-31-93	18,071,613	1,008,275	17.92	-	-
06-30-93	17,621,101	992,755	17.75	.15	-
09-30-93	17,949,559	999,163	17.96	.15	-
12-31-93	17,990,556	1,010,692	17.80	.3125	0.17075
03-31-94	17,777,177	1,021,219	17.41	-	-
06-30-94	17,953,364	1,033,984	17.36	.14	-
09-30-94	18,472,176	1,036,473	17.82	.15	-
12-31-94	18,096,297	1,058,427	17.10	.30	0.17874
03-31-95	19,835,494	1,072,309	18.50	-	-
06-30-95	21,416,325	1,076,463	19.90	.14	-
09-30-95	22,527,409	1,082,829	20.80	.14	-
12-31-95	24,052,746	1,116,620	21.54	.295	0.19289
03-31-96	26,025,304	1,148,429	22.66	-	-
06-30-96	27,108,210	1,157,425	23.42	.1325	-
09-30-96	27,451,784	1,165,788	23.55	.1325	-
12-31-96	29,249,488	1,190,831	24.56	.285	0.25730
03-31-97	30,255,441	1,210,627	24.99	-	-
06-30-97	34,567,391	1,229,643	28.11	.1325	-
09-30-97	36,500,979	1,242,731	29.37	.135	-
12-31-97	36,647,535	1,262,818	29.02	.24	0.30571
03-31-98	41,413,655	1,283,322	32.27	-	-
06-30-98	43,600,764	1,298,420	33.58	.135	-
09-30-98	40,423,166	1,308,173	30.90	.09	-
12-31-98	48,433,113	1,413,731	34.26	.215	2.11648

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EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-99	52,835,162	1,442,077	36.64	-	-
06-30-99	56,490,020	1,463,133	38.61	.075	-
09-30-99	54,199,232	1,464,952	37.00	.066	-
12-31-99	69,735,684	1,508,154	46.24	.159	.91088
03-31-00	77,180,256	1,667,111	46.30	-	.6910571
06-30-00	75,423,592	1,769,126	42.63	.085	-
09-30-00	76,910,823	1,796,215	42.82	.105	-
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
03-31-01	62,441,675	1,902,146	32.83	-	-
06-30-01	65,168,878	1,927,078	33.82	.085	-
09-30-01	53,311,385	1,934,912	27.55	.065	-

-----------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

SEPTEMBER 30, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS - (77.5%)

Advertising - 1.0%
Interpublic Group of Companies, Inc. (The)	10,000	$ 333,898	$ 204,000
Omnicom Group, Inc.	5,000	317,770	324,500
		$ 651,668	$ 528,500

Banking and Finance - 3.8%
Fifth Third Bancorp	5,000	$ 232,812	$ 307,400
First National of Nebraska, Inc.	230	346,835	557,750
State Street Corporation	16,000	66,525	728,000
Wells Fargo & Co.	10,000	138,173	444,500
		$ 784,345	$ 2,037,650

Beverages Soft Drinks - 1.8%
PepsiCo, Inc.	20,000	$ 256,225	$ 970,000

Building - Residential/Commercial - 0.6%
Centex Corporation	10,000	$ 376,939	$ 337,300

Casino Hotels - 0.5%
Harrah's Entertainment, Inc.*	10,000	$ 369,083	$ 270,100

Communications - Radio and Television - 0.9%
Clear Channel Communications, Inc.*	12,000	$ 464,114	$ 477,000

Computers - Hardware and Software - 4.1%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 487,200
HNC Software, Inc.*	18,000	125,257	336,600
I2 Technologies, Inc.*	15,000	733,173	51,600
Microsoft Corporation*	20,000	93,361	1,023,400
Retek, Inc.*	20,000	435,690	243,400
Tibco Software, Inc.*	6,000	153,194	44,040
		$ 1,902,070	$ 2,186,240

Computers - Memory Devices - 0.8%
EMC Corporation/MASS*	35,000	$ 494,601	$ 411,250

Computers - Micro - 0.5%
Sun Microsystems, Inc.*	30,000	$ 592,753	$ 248,100

Data Processing and ManagemenT - 2.0%
CSG Systems International, Inc.*	26,000	$ 916,526	$ 1,066,000

Diversified Operations - 2.2%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,165,000

Drugs - Medicines - Cosmetics - 9.8%
Abbott Laboratories	15,000	$ 169,395	$ 777,750
Amgen, Inc.*	15,000	463,500	881,400
Bristol-Myers Squibb Co.	8,000	134,842	444,480
Elan Corporation PLC ADR*	20,000	419,005	969,000
Johnson & Johnson	20,000	109,396	1,108,000
Merck & Co., Inc.	16,000	274,266	1,065,600
		$ 1,570,404	$ 5,246,230

*Nonincome-producing security

---------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)
Electrical Equipment and Supplies - 1.7%
General Electric Co.	24,000	$ 147,473	$ 892,800

Electric - Generation - 1.5%
AES Corporation*	25,000	$ 888,405	$ 320,500
Calpine Corporation*	17,000	757,529	387,770
Enron Corp.	4,000	346,467	108,920
		$ 1,992,401	$ 817,190

Electronic Components - Conductors - 4.2%
Altera Corporation*	30,000	$ 847,102	$ 494,700
Analog Devices, Inc.*	15,000	718,040	490,500
Applied Materials, Inc.*	15,000	704,837	426,600
Intel Corporation	40,000	334,735	815,600
		$ 2,604,714	$ 2,227,400

Electronics - 1.8%
Flextronics International Ltd.*	35,000	$ 1,042,878	$ 578,900
Solectron Corporation *	35,000	555,577	407,750
		$ 1,598,455	$ 986,650

Finance - Credit Cards - 1.1%
American Express Company	20,000	$ 837,772	$ 581,200

Finance - Diversified - 2.5%
Citigroup, Inc.	9,999	$ 514,720	$ 404,960
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	927,000
		$ 1,642,320	$ 1,331,960

Finance - Investment Banks - 1.8%
Merrill Lynch & Co., Inc.	6,000	$ 168,586	$ 243,600
Goldman Sachs Group, Inc. (The)	10,000	1,039,130	713,500
		$ 1,207,716	$ 957,100

Finance - Real Estate - 3.0%
Freddie Mac	25,000	$ 416,462	$ 1,625,000

Finance - Services - 4.5%
Capital One Financial Corporation	47,000	$ 1,229,953	$ 2,163,410
Paychex, Inc.	7,500	154,125	236,325
		$ 1,384,078	$ 2,399,735

Insurance - Multiline - 1.5%
American International Group, Inc.	10,000	$ 566,397	$ 780,000

Internet Brokers - 0.4%
Charles Schwab Corporation (The)	20,000	$ 529,151	$ 230,000

*Nonincome-producing security

--------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Linen Supply and Related Products - 0.4%
Cintas Corporation	6,000	$ 166,578	$ 241,800
Medical Instruments - 0.8%
Medtronic, Inc.	10,000	$ 504,734	$ 435,000

Metal - Aluminum - 0.6%
Alcoa Inc.	10,000	$ 433,710	$ 310,100

Motion Pictures and Theatres - 0.8%
The Walt Disney Company	22,000	$ 236,300	$ 409,640

Petroleum Producing - 5.3%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 934,230
Chevron Corporation	10,000	340,535	847,500
Exxon Mobil Corporation	26,000	318,735	1,024,400
		$ 1,102,508	$ 2,806,130

Retail Stores - Apparel and Clothing - 1.1%
Gap, Inc.	50,000	$ 521,360	$ 597,500

Retail Stores - Building Materials and Home Improvement - 2.2%
The Home Depot, Inc.	30,000	$ 587,115	$ 1,151,100

Retail Stores - Department - 1.8%
Target Corporation	30,000	$ 146,129	$ 952,500

Telecommunications - 7.5%
Level 3 Communications *	90,000	$ 1,954,527	$ 340,200
Nextel Communications, Inc. Class A*	25,000	393,583	216,500
Sprint PCS Corporation *	20,000	581,333	525,800
Vodafone Group PLC	40,000	915,541	878,400
West Corporation*	85,000	1,374,072	1,683,000
WorldCom, Inc. *	25,000	565,757	376,000
		$ 5,784,813	$ 4,019,900

Telecommunications - Equipment - 3.7%
Nokia Corporation Sponsored ADR	50,000	$ 585,643	$ 782,500
Qualcomm Incorporated *	25,000	455,060	1,188,500
		$ 1,040,703	$ 1,971,000

Television - Cable - 0.7%
Comcast Corporation - Special Class A *	10,000	$ 309,375	$ 358,700

Transportation - Airfreight - 0.6%
EGL, Inc. *	35,000	$ 466,542	$ 310,450

TOTAL COMMON STOCKS		$33,205,554	$41,336,225

*Nonincome-producing security

--------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2001
(Unaudited)

Title of Security	Number of Shares	Cost	Market Value
PREFERRED STOCKS (1.9%)

Banking and Finance - 1.2%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,250
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	124,000
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	248,500
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	115,000
		$ 625,000	$ 612,750

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 124,000

Utilities - Electric - 0.5%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 258,000

Total Preferred Stocks		$ 1,000,000	$ 994,750

Total Stocks		$34,205,554	$42,330,975

DEBT SECURITIES (20.2%)

Auto-Cars/Light Trucks - 0.5%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 258,382

Energy - Alternate Sources - 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 214,014

Hotels and Motels - 0.5%
Marriot International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 255,263

Household Appliances and Utensils - 0.2%
Maytag Corp., 9.750% Notes, due May 15, 2002	$100,000	$ 102,200	$ 103,726

Retail Stores - Department - 0.4%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$150,000	$ 151,347	$ 129,131

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	114,493
		$ 257,746	$ 243,624

Telecommunications - 0.2%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$250,000	$ 241,938	$ 104,242

*Nonincome-producing security

---------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2001
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

U.S. Government - 4.6%
U.S. Treasury, 7.500% Notes, due May 15, 2002	$200,000	$ 214,098	206,281

U.S. Treasury, 10.750% Bonds due February 15, 2003	200,000	219,525	221,656

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	330,656

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	337,688

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	244,437

U.S. Treasury, 7.625% Bonds, due February 15, 2007	300,000	307,910	305,672

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,472	222,875

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	228,451

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	368,672
		$ 2,387,792	$ 2,466,388

Commercial Paper - Short Term - 13.4%
American Express Credit Corporation Commercial Paper Note 2.952% due October 2, 2001	1,998,853	$ 1,998,853	$ 1,998,853

Ford Motor Credit Corporation Commercial Paper Note 3.10% due October 5, 2001	2,598,433	2,598,433	2,598,433

General Electric Credit Corporation Commercial Paper Note 2.852% due October 2, 2001	324,820	324,820	324,820

---------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2001
(Unaudited)

Title of Security	Number of Shares	Cost	Market Value

Commercial Paper - Short Term - (Continued)

Prudential Funding Corporation Commercial Paper Note 2.60% due October 5, 2001	2,198,887	2,198,887	2,198,887
		$ 7,120,993	$ 7,120,993

TOTAL DEBT SECURITIES		$10,813,057	$10,766,632

TOTAL INVESTMENTS IN SECURITIES - (99.6%)		$45,018,611	$53,097,607
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.4%)			213,778
NET ASSETS, September 30, 2001 (100.0%)			$53,311,385

The accompanying notes to financial statements
are an integral part of this schedule.

--------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2001
(Unaudited)

ASSETS
Investments, at market value
Common and preferred stocks (cost $34,205,554)	$42,330,975
Debt securities (cost $10,813,057)	10,766,632
Total investments	$53,097,607

Cash	192,694
Receivables
Dividends and interest	116,784
Subscriptions to capital stock	15,892

TOTAL ASSETS	$53,422,977
===========
LIABILITIES
Redemption of capital stock	$ 300
Investment advisor, management and
service fees payable	73,959
Accrued operating expenses	37,333
TOTAL LIABILITIES	$ 111,592

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,934,912 shares outstanding	$ 1,934,912

Paid-in surplus -	45,298,816
Net capital paid in on shares	$47,233,728

Net unrealized appreciation on investments	8,078,995
Accumulated undistributed net realized gain	(2,131,293)
Accumulated undistributed net investment income	129,955
TOTAL NET ASSETS	$53,311,385
===========

NET ASSET VALUE PER SHARE	$27.55
======

OFFERING PRICE PER SHARE	$27.55
======

REDEMPTION PRICE PER SHARE	$27.55
======

The accompanying notes to financial statements
are an integral part of this statement.

--------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(Unaudited)
INVESTMENT INCOME
Interest	$ 488,635
Dividends (Net of foreign withholding taxes
of $4,652)	298,874

Total Investment Income		$ 787,509

EXPENSES
Management fees	242,250
Custodian fees	31,725
Insurance and Other Administrative Fees	19,046
Bookkeeping services	18,879
Printing and supplies	14,922
Professional services	14,126
Dividend disbursing and transfer
agent fees	21,140
Computer programming	6,459
Taxes and licenses	799
Independent Directors Expense & Fees	7,554

Total Expenses		$ 376,900
NET INVESTMENT INCOME		$ 410,609

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investment securities	$(2,095,678)

Net decrease in unrealized
appreciation of investments	(19,246,887)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(21,342,565)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(20,931,956)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
(Unaudited)
	2001	2000
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 410,609	$ 535,608
Net realized (loss)/gain on
transactions in investment securities	(2,095,678)	1,262,957
Net decrease in unrealized
appreciation of investments	(19,246,887)	(5,842,417)
Net decrease in net assets
resulting from operations	$(20,931,956)	$ (4,043,852)

Net equalization credits	1,923	11,374

Distributions to shareholders from -
Net investment income	(287,222)	(330,181)
Net realized gain/(loss) from investment
transactions	--	(1,058,779)
Return of capital	--	--
Net capital share transactions	3,117,120	12,596,577

Total (decrease)/increase in Net Assets	$(18,100,135)	$ 7,175,139

NET ASSETS:
Beginning of year	$ 71,411,520	$69,735,684

End of nine months	$ 53,311,385	$76,910,823
	============	============

The accompanying notes to financial statements
are an integral part of these statements.

-----------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments -

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2001	2000	Net Change

Aggregate gross unrealized appreciation on securities	$16,235,030	$34,782,786

Aggregate gross unrealized depreciation on securities	(8,156,035)	(1,274,227)

Net	$ 8,078,995	$33,508,559	$(25,429,564)
	============	============	============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

---------------------------------------------------------------------------------

   B. Federal Taxes -

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

   C. Distribution To Shareholders -

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization -

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to
    1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

--------------------------------------------------------------------------------

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the nine months ended September 30, 2001.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the nine months ended
    September 30, was:

	2001	2000

United States government obligations	$ --	$ --
Other Securities	6,218,944	17,293,080
Total Cost	$6,218,944	$17,293,080
	===========	==========

      Net proceeds from sales of long-term investments during the nine months ended September 30, were:

	2001	2000

United States government obligations	$ 200,000	$ 200,000
Other Securities	2,972,521	8,696,914
Total Net Proceeds	$ 3,172,521	$8,896,914
	===========	==========
Total Cost Basis of
Securities Sold	$ 5,017,507	$7,633,957
	===========	==========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

---------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2001	2000

Shares sold	152,471	302,577
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	10,335	28,767
	162,806	331,344
Shares redeemed	78,196	43,283
Net increase	84,610	288,061
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2001	2000

Shares sold	$ 5,290,058	$13,264,216
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	371,053	1,218,275
	$ 5,661,111	$14,482,491

Shares redeemed	2,543,991	1,885,914
Net increase	$ 3,117,120	$12,596,577
	===========	==========

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On October16, 2001 a cash distribution of $.06 per share was declared from net investment income accrued and earned through September 30, 2001.  The total amount of the dividend to be paid is $116,443.41.  The dividend will be paid on October 22, 2001, to shareholders of record on October 16, 2001.